Contingencies	12 Months Ended
Dec. 31, 2011
Contingencies [Abstract]
Contingencies
M.	Contingencies

Establishing property and casualty insurance reserves for claims related to environmental exposures, asbestos and other mass tort claims is subject to uncertainties that are significantly greater than those presented by other types of claims. For this group of claims, traditional actuarial techniques that rely on historical loss development trends cannot be used and a range of reasonably possible losses cannot be estimated. In addition, accruals (included in other liabilities) have been recorded for various environmental and occupational injury and disease claims and other contingencies arising out of the railroad operations disposed of by American Premier’s predecessor, Penn Central Transportation Company (“PCTC”) and its subsidiaries, prior to its bankruptcy reorganization in 1978 and certain manufacturing operations disposed of by American Premier and GAFRI.

AFG completed a comprehensive study of asbestos and environmental exposures in the second quarter of 2011 with the assistance of outside actuarial and engineering firms and specialty outside counsel. The study resulted in asbestos and environmental charges of $50 million for the property and casualty group and $9 million for the former railroad and manufacturing operations.

The insurance group’s liability for asbestos and environmental reserves was $454 million at December 31, 2011; related recoverables from reinsurers (net of allowances for doubtful accounts) at that date were $92 million.

At December 31, 2011, American Premier and its subsidiaries had liabilities for environmental and personal injury claims aggregating $84 million. The environmental claims consist of a number of proceedings and claims seeking to impose responsibility for hazardous waste remediation costs related to certain sites formerly owned or operated by the railroad and manufacturing operations. Remediation costs are difficult to estimate for a number of reasons, including the number and financial resources of other potentially responsible parties, the range of costs for remediation alternatives, changing technology and the time period over which these matters develop. The personal injury claims include pending and expected claims, primarily by former employees of PCTC, for injury or disease allegedly caused by exposure to excessive noise, asbestos or other substances in the workplace.

At December 31, 2011, GAFRI had a liability of approximately $8 million for environmental costs and certain other matters associated with the sales of its former manufacturing operations.

While management believes AFG has recorded adequate reserves for the items discussed in this note, the outcome is uncertain and could result in liabilities that may vary from amounts AFG has currently recorded. Such amounts could have a material effect on AFG’s future results of operations and financial condition.